LanzaTech Increases Share Ownership of LanzaJet Ownership Stake Increases to ~36% from ~23% as LanzaJet Ramps Global Deployment of its Alcohol-to-Jet Solutions CHICAGO, June 20, 2024 (GLOBE NEWSWIRE)– LanzaTech Global, Inc. (NASDAQ: LNZA) (“LanzaTech” or the “Company”), the carbon recycling company transforming waste carbon into sustainable fuels, chemicals, and materials, today announced an increase in its holdings of LanzaJet, Inc. (“LanzaJet”), a leading sustainable aviation fuel technology provider and fuels producer. This ownership increase is in accordance with a previously signed agreement which allows LanzaJet to further sublicense the Alcohol-to-Jet (“ATJ”) technology originally developed by LanzaTech in collaboration with the Pacific Northwest National Lab and the U.S. Department of Energy, which enables the conversion of ethanol to sustainable aviation fuel, or “SAF”, in exchange for additional equity issued to LanzaTech. On June 18, 2024, LanzaTech received the first of what is anticipated to be a total of three tranches of LanzaJet common stock, which are projected in the aggregate to more than double the Company’s ownership percentage in LanzaJet. This first issuance of common stock, which increases LanzaTech’s ownership in LanzaJet to approximately 36% from approximately 23%, is a result of LanzaJet’s signed license and engineering agreement with Jet Zero Australia. Jet Zero Australia is developing Australia’s first ethanol to sustainable aviation fuel plant, and LanzaJet’s Freedom Pines Fuels, located in Soperton, Georgia, is the reference plant for the project. As LanzaJet scales its global deployment and seeks to further sublicense the ATJ technology, LanzaTech’s interest in LanzaJet is also expected to further increase, with the second and third equity issuances projected to bring LanzaTech’s ownership in LanzaJet to approximately 46% and 53%, respectively, over the next 12 to 18 months, depending on the pace of project development and the deployment of LanzaJet’s ATJ technology, among other factors. LanzaTech and LanzaJet are actively collaborating on several projects whereby LanzaJet will take ethanol from LanzaTech’s proprietary waste-to-ethanol biorefining platform and convert it to drop-in SAF using its proprietary, leading ATJ technology. The SAF produced through this process can reduce aviation emissions by a minimum of 85%, depending on the technology and feedstock selection, among other factors. The pipeline of opportunities that exists for these types of collaborative biofuel solutions is expected to be a key pathway for LanzaJet to license its technology with the potential to expedite the second and third tranches of shares expected to be issued to LanzaTech. “First and foremost, I want to congratulate the LanzaJet team for making such great progress in accelerating the decarbonization of the aviation industry globally,” said Dr. Jennifer Holmgren,

CEO and Board Chairperson of LanzaTech and Board Chairperson of LanzaJet. “From the LanzaTech side, today’s announcement represents the execution of the first step of a plan we put in place for the commercialization of the ATJ process when we spun LanzaJet out into its own business four years ago. It’s very exciting to realize immediate, meaningful value creation for LanzaTech stockholders with this transaction. LanzaTech’s increased ownership in LanzaJet comes at a pivotal time, when the global aviation industry’s significant and growing demand pull for SAF is undeniable, and the opportunity set for what our two companies can deliver seems almost limitless. LanzaTech and LanzaJet are better positioned than ever to successfully deliver on a robust pipeline of projects, which is expected to pave an increasingly visible path to profitability and free cash flow generation for both companies.” Accounting Impact of Transaction The Company’s interest in LanzaJet is accounted for under the equity method of accounting, with income (loss) from equity method investments, net, including gain on dilution, recognized in the Company’s consolidated statements of operations and comprehensive loss and equity method investments recognized on the Company’s consolidated balance sheet. About LanzaTech LanzaTech Global, Inc. (NASDAQ: LNZA) is the carbon recycling company transforming waste carbon into sustainable raw materials for everyday products. Using its biorecycling technology, LanzaTech captures carbon generated by energy-intensive industries at the source, preventing it from being emitted into the air. LanzaTech then gives that captured carbon a new life as a clean replacement for virgin fossil carbon in everything from household cleaners and clothing fibers to packaging and fuels. By partnering with companies across the global supply chain like ArcelorMittal, Zara, H&M Move, Coty, On, and LanzaJet, LanzaTech is paving the way for a circular carbon economy. About LanzaJet LanzaJet is a leading sustainable fuels technology company dedicated to accelerating the clean energy transition. As a Sustainable Aviation Fuel (SAF) technology provider and producer with patented ethanol-based alcohol-to-jet (ATJ) technology, LanzaJet is creating an opportunity for future generations by accelerating the deployment of SAF and other clean technologies critical to addressing the climate crisis and transforming the global economy. Forward Looking Statements This press release includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs and assumptions of LanzaTech’s management. Although LanzaTech believes that its plans, intentions and expectations reflected in or suggested by these forward- looking statements are reasonable, LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, including but not limited to the expected benefits from our investment in LanzaJet, LanzaJet’s ability to scale its sustainable fuels solutions and our expectation around profitability and free cashflow generation, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, LanzaTech’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. LanzaTech may be adversely affected by other economic, business, or competitive factors, and other risks and uncertainties, including those described under the header “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2023, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and in future SEC filings. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can LanzaTech assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to LanzaTech or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Contacts LanzaTech Investor Relations Kate Walsh VP, Investor Relations & Tax Investor.Relations@lanzatech.com Media Kit McDonnell Director of Communications press@lanzatech.com

LanzaJet Media Meg Whitty VP, Corporate Relations and Marketing meg.whitty@lanzajet.com